                                                                      Exhibit 99

                             LETTER OF TRANSMITTAL

===============================================================================
        THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
        5:00 P.M., NEW YORK CITY TIME, ON _______ __, 1995 (AS SUCH DATE
        MAY BE EXTENDED, THE "EXPIRATION DATE").

===============================================================================

                          GEOTEK COMMUNICATIONS, INC.

              15% Series B Senior Secured Discount Notes due 2005

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to:

                       IBJ SCHRODER BANK & TRUST COMPANY

                                 Exchange Agent

By Mail:                                 By Overnight Courier:

IBJ Schroder Bank & Trust Company        IBJ Schroder Bank & Trust Company
P.O.Box 84                               One State Street
Bowling Green Station                    New York, New York  10274-0084
New York, New York  10274-0084           Attention: Securities Processing Window
Attention: Reorganization Operations     Subcellar One, (SC-1)
           Department

By Hand:                                 By Facsimile:

IBJ Schroder Bank & Trust Company        (212) 858-2611
One State Street
New York, New York  10274-0084           Confirm by telephone:
Attention:  Securities Processing Window,
Subcellar One, (SC-1)                    (212) 858-2103

     (Originals of all documents sent by facsimile should be sent promptly by hand, overnight courier or registered or certified mail.)

        Delivery of this Letter of Transmittal to an address other than that set forth above or transmission of instructions via a facsimile number other than that set forth above will not constitute a valid delivery.

        The undersigned hereby acknowledges receipt of the Prospectus dated __________, 1995 (the "Prospectus") of Geotek Communications, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its 15% Series B Senior Secured Discount Notes due 2005 (the "Exchange Notes") for each $1,000 in principal amount at maturity of its outstanding 15% Series A Senior Secured Discount Notes due 2005 (the "Initial Notes"). Hereinafter, the Exchange Notes and Initial Notes are sometimes collectively referred to as the "Notes". Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

        This Letter of Transmittal is to be used by Holders (as defined below) if certificates representing the Initial Notes are to be physically delivered herewith. Holders that are participants in the Book-Entry Transfer Facility of The Depository Trust Company ("DTC") may make book-entry delivery of the Initial Notes by causing DTC to transfer such Initial Notes into the Exchange Agent's account in accordance with DTC's procedures for such transfer. In connection with a book-entry transfer, a Letter of Transmittal need not be transmitted to the Exchange Agent; however, Holders complying with DTC's book-entry transfer procedures must agree to be bound by the terms hereof and confirm the representations and warranties made herein pursuant to such procedures.

        "Holder" means the registered owner of any Initial Notes as reflected on the records of IBJ Schroder Bank & Trust Company, as registrar for the Notes (in such capacity, the "Registrar"), or any person whose Initial Notes are held of record by DTC.

        The undersigned hereby tenders the Initial Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. If the undersigned is not the beneficial owner of all the Tendered Notes (such beneficial owner(s) other than the undersigned being called herein the "Beneficial Owners"), the undersigned represents that it has received from each Beneficial Owner a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal (the "Instruction to Registered Holder"), instructing the undersigned to take the action described in this Letter of Transmittal.

        Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in, to and under the Tendered Notes.

        Unless otherwise indicated under "Special Exchange Instructions" below (Box 3A), please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3B), please send or cause to be sent the certificates for Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, on the books of the Registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

        The undersigned understands that tenders of the Initial Notes pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering Initial Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        The tender of Tendered Notes made hereby shall be binding on the undersigned and all future holders and owners of the Tendered Notes, subject only to withdrawal of such tender on the terms set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

        The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

        By tendering the Tendered Notes, the undersigned hereby represents to the Company that (i) the Exchange Notes to be acquired in connection with the Exchange Offer by the undersigned and each Beneficial Owner of the Tendered Notes are being acquired by the undersigned and each Beneficial Owner in the ordinary course of business of the undersigned and each Beneficial Owner, (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the Prospectus under "The Exchange Offer - Resales of the Exchange Notes," (iv) that if it is a broker-dealer that acquired Initial Notes as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer, (v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission, and (vi) neither the undersigned nor any Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing. In connection with a book-entry transfer, each participant will confirm that it makes the representations and warranties contained in this Letter of Transmittal.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

================================================================================
                                     BOX 1

                     DESCRIPTION OF INITIAL NOTES TENDERED
                 (Attach additional signed pages, if necessary)

--------------------------------------------------------------------------------

Name(s) and address(es) of
Holder(s), exactly as name(s)
appear(s) on Initial Note                     Certificate            Aggregate Principal Amount      Aggregate Principal
Certificate(s)                                 Number(s)              at Maturity Represented        Amount at Maturity
(Please fill in, if blank)                  of Initial Notes             by Certificate(s)           Tendered*

                                    _________________________________________________________________________________________

                                    _________________________________________________________________________________________

                                    _________________________________________________________________________________________

                                    _________________________________________________________________________________________

                                    _________________________________________________________________________________________

                                    _________________________________________________________________________________________

                                    _________________________________________________________________________________________

                                       Total
=============================================================================================================================



* The minimum permitted tender is $1,000 in principal amount at maturity of Initial Notes. All other tenders must be in integral multiples of $1,000 of principal amount at maturity. Unless otherwise indicated in this column, the principal amount of all Initial Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

================================================================================
                                     BOX 2
                              BENEFICIAL OWNERS(S)

--------------------------------------------------------------------------------

State of Principal Residence of Each Beneficial         Principal Amount at Maturity of Tendered Notes
            Owner of Tendered Notes                     Held for Account of Beneficial Owner
------------------------------------------------------------------------------------------------------

______________________________________________________________________________________________________


______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________


======================================================================================================


=========================================================
                       Box 3A

            SPECIAL EXCHANGE INSTRUCTIONS
            (See Instructions 5, 6 and 7)

To be completed ONLY if Exchange Notes
exchanged for the Initial Notes or Initial Notes (if any) represented by Initial Note Certificates delivered to the Exchange Agent herewith, to the extent not tendered, are to be issued in the name of someone other than the undersigned.

Issue Exchange Note(s) to and any untendered Initial
Notes to:

Name(s):

_________________________________________________________
(please print)

Address:

_________________________________________________________

_________________________________________________________

_________________________________________________________
(Include Zip Code)

Tax Identification or
Social Security No.:

_________________________________________________________

=========================================================

=========================================================

                  Box 3B

         SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 5, 6 and 7)

To be completed ONLY if the Exchange Notes exchanged for the Initial Notes or Initial
Notes are to be sent to someone other than the undersigned, or the undersigned at an address other than that shown above.

Mail Exchange Note(s) and any untendered Initial
Notes to:


Name:

_________________________________________________________
(please print)

Address:

_________________________________________________________

_________________________________________________________

_________________________________________________________
(Include Zip Code)

Tax Identification or
Social Security No.:

_________________________________________________________

=========================================================

================================================================================

                                     BOX 4

                           USE OF GUARANTEED DELIVERY

  |_| CHECK HERE ONLY IF INITIAL NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY. See Instruction 2. If this box is checked, please provide the following information:

Name(s) of Holder(s):__________________________________________________________

_______________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________

Name of Institution which Guaranteed Delivery:_________________________________

================================================================================


========================================================================================================================

                                                        BOX 5

                                              TENDERING HOLDER SIGNATURE
                                              (See Instructions 1 and 5)

------------------------------------------------------------------------------------------------------------------------
                                                            Signature Guarantee
X ____________________________________________________      (If required by Instruction 5)


X _____________________________________________________     Authorized Signature
 (Signature of Holder(s)
  or Authorized Signatory)                                  X ___________________________________

Note:  The above lines must be singed by the                Name: _______________________________
Holder(s) of Initial Notes exactly as their name(s)                (please print)
appear(s) on the Initial Notes or by person(s)
authorized to become Holder(s). If signature by a          Title: _______________________________
trustee, executor, administrator, guardian, attorney-
in-fact, officer or other person acting in a fiduciary     Name of Firm: ________________________
or representative capacity, such person must set                          (Must be an Eligible
forth his or her full title below.  See Instruction 5.                    Institution as defined
                                                                          in Instruction 2)

Name(s): ________________________________________           Address: ____________________________

_________________________________________________           _____________________________________

                                                            _____________________________________

                                                            _____________________________________
                                                            (Include Zip Code)


Capacity: _______________________________________           Area Code and Telephone Number:

_________________________________________________           _____________________________________


Street Address: _________________________________           Date: _______________________________

_________________________________________________

_________________________________________________
(Include Zip code)

_________________________________________________

Area Code and Telephone Number:

_________________________________________________
Tax Identification or Social Security Number:
==================================================================================================

        Under the federal income tax laws, the Exchange Agent may be required to withhold 31% of the amount of any payments made to certain Holders pursuant to the Exchange Offer. In order to avoid such backup withholding, each tendering Holder must provide the Exchange Agent with such Holder's correct taxpayer identification number by completing the Form W-9 attached hereto. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Form W-9 (including how to obtain a tax payer identification number if you do not have one and how to complete the Form W-9 if Initial Notes are held in more than one name), consult the Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Form W-9.

        Failure to complete the Form W-9 will not, by itself, cause the Initial Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Exchange Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

NOTE:            FAILURE TO COMPLETE AND RETURN THE ATTACHED FORM W-9 MAY
                 RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO
                 THE HOLDER OF EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES OF THE INTERNAL REVENUE SERVICE FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

        1. Delivery of this Letter of Transmittal and Notes. The Tendered Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal (including, "Instruction to Registered Holder From Beneficial Owner," if applicable), and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Holders that are participants in DTC's Book-Entry Transfer Facility system may make book-entry delivery of the Initial Notes by causing DTC to transfer such Initial Notes into the Exchange Agent's account in accordance with DTC's procedures for such transfer. In connection with a book-entry transfer, a Letter of Transmittal need not be transmitted to the Exchange Agent, however the book-entry transfer procedure must be complied with on or prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF INITIAL NOTES, LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

        2. Guaranteed Delivery Procedures. Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available, or (ii) who cannot deliver their Initial Notes or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date (or complete the procedure for book-entry transfer on a timely basis), may tender their Initial Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national security exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and a participant in the Security Transfer Agent Medallion Program (an "Eligible Institution"), and the Notice of Guaranteed Delivery in the form attached hereto must be signed by the Holder, (ii) prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the names and address of the Holder, the certificate number or numbers of the Tendered Initial Notes, and the principal amount of Tendered Initial Notes, stating that the Tender is being made thereby and guaranteeing that, within four business days after the date of delivery of the Notice of Guaranteed Delivery, the Tendered Initial Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed documents required by this Letter of Transmittal and the Tendered Initial Notes in proper form for transfer (or confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent within four business days (for purposes of this Letter of Transmittal, "business day" means each day which the New York Stock Exchange is open for business) after the Expiration Date. Any Holder who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York city time, on the Expiration Date.

        3. Beneficial Owner Instructions to Registered Holders. Only a Holder in whose name the Initial Notes are registered on the books of the Registrar (a "Registered Holder") (or the legal representative or attorney-in-fact of such Registered Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Initial Notes who is not the Registered Holder must arrange promptly with the Registered Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the Registered Holder of the Instructions to Registered Holder form accompanying this Letter of Transmittal. If such Beneficial Owner wishes to tender directly, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and tendering the Initial Notes, make appropriate arrangements to register ownership of the Initial Notes in such Beneficial Owner's name. Beneficial Owners should be aware that the transfer of registered ownership may take considerable time.

        4. Partial Tenders. Tender of the Initial Notes will be accepted only in integral multiples of $1,000 in principal amount at maturity. If less than the entire amount of any Initial Note is tendered, the tendering Holder should fill in the principal amount at maturity tendered in the column labeled "Aggregate Principal Amount at Maturity Tendered" of the box entitled "Description of Initial Notes Tendered" (Box 1) above. The entire principal amount of Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of all Initial Notes is not tendered, Initial Notes for the principal amount of Initial Notes not tendered and Exchange Notes exchanged for any Initial Notes tendered will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter to Transmittal, promptly after the Initial Notes are accepted.

        5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Registered Holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement, or any change whatsoever.

        If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names on several Initial Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Notes are held.

        If this Letter of Transmittal is signed by the Registered Holder(s) of Tendered Notes and Exchange Notes are to be issued (and any untendered principal amount at maturity of Initial Notes is to be reissued) to the Registered Holder(s), the Registered Holder(s) need not and should not endorse any Tendered Notes nor provide a separate bond power. In any other case, such Registered Holder(s) must either properly endorse the Initial Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution along with the other documents required upon transfer by the Registration Rights Agreement.

        If this Letter of Transmittal is signed by a person other than the Registered Holder of the Initial Notes, the Initial Notes surrendered for exchange must either (i) be endorsed by the Registered Holder, with the signature thereon guaranteed by an Eligible Institution, or (ii) be accompanied by a bond power, in satisfactory form as determined by the Company in its sole discretion, duly executed by the Registered Holder, with the signature thereon guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any endorsement, bond power, power of attorney or any other document required by this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company, in its sole discretion, of such person's authority to so act must be submitted.

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a Registered Holder who has not completed the box set forth herein entitled "Special Exchange Instructions" (Box 3A) or the box entitled "Special Delivery Instructions" (Box
3B), or (ii) by an Eligible Institution.

        6. Special Exchange and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes (Box 3A and/or 3B), the name and address to which the Exchange Notes and/or substitute Initial Notes for principal amounts at maturity not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        7. Transfer Taxes. If a transfer tax is imposed for any reason pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the Registered Holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        8. Validity of Tenders. All questions as to the validity, eligibly (including time of receipt), acceptance and withdrawal of Initial Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Initial Notes not properly tendered and to reject any Initial Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularities or conditions of the Exchange Offer as to particular Initial Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Initial Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and these instructions) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Initial Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Initial Notes will not be deemed to have been made until such irregularities have been cured or waived.

        9. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any tendered Initial Notes.

        10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Initial Notes or transmittal of this Letter of Transmittal will be accepted.

        11. Mutilated, Lost, Stolen, or Destroyed Initial Notes. Any tendering Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

        12. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        13. Return of Initial Notes. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Initial Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Exchange Instructions" (Box 3A) or "Special Delivery Instructions" (Box 3B).

        14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer-Withdrawal Rights."

                        INSTRUCTION TO REGISTERED HOLDER

                             FROM BENEFICIAL OWNER

                                       OF

                          GEOTEK COMMUNICATIONS, INC.

              15% Series A Senior Secured Discount Notes Due 2005

        The undersigned hereby acknowledges receipt of the Prospectus, dated ____________, 1995 (the "Prospectus"), of Geotek Communications, Inc. a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer").

        This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Initial Notes (as defined in the Letter of Transmittal) held by you for the account of the undersigned.

        The aggregate face amount at maturity of the Initial Notes held by you for the account of the undersigned is (fill in amount):

                  $_________ of the 15% Series A Senior Secured Discount Notes Due 2005

        With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

        |_| TO TENDER the following Initial Notes held by you for the account of the undersigned (insert principal amount at maturity of Initial Notes to be tendered, if any):

                  $__________ of the 15% Series A Senior Secured Discount Notes due 2005

        |_| NOT TO TENDER any Notes held by you for the account of the undersigned.

        If the undersigned instructs you to tender the Initial Notes held by you for the account of the undersigned, it is understood that you are authorized (i) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), in the state of (fill in state) _______________, (b) the Exchange Notes to be acquired in connection with the Exchange Offer are being acquired by the undersigned in the ordinary course of business of the undersigned, (c) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (d) the undersigned acknowledges and agrees that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer - Resales of the Exchange Notes," (e) the undersigned understands that a secondary resale transaction described in clause (d) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission, and (f) the undersigned is not an

"affiliate" (as defined in Rule 405 under the Securities Act) of the Company;
(ii) to agree, on behalf of the undersigned, to the covenants and agreements to be made on behalf of or with respect to the undersigned, as set forth in the Prospectus and the Letter of Transmittal; and (iii) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Notes.

                                             SIGN HERE

Name of Holder:               ____________________________________

Signature(s):                 ____________________________________

Name(s) (please print):       ____________________________________

Title:                        ____________________________________

Capacity:                     ____________________________________

Address:                      ____________________________________

                              ____________________________________

Telephone Number:             ____________________________________

Taxpayer Identification
or Social Security Number:    ____________________________________

Date: ____________________________________________________________

                         NOTICE OF GUARANTEED DELIVERY

                                With Respect to

                          GEOTEK COMMUNICATIONS, INC.

              15% Series A Senior Secured Discount Notes Due 2005

        This form must be used by a Holder of the 15% Series A Senior Secured Discount Notes Due 2005 (the "Initial Notes") of Geotek Communications, Inc., a Delaware corporation (the "Company") who wishes to tender Initial Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer-Guaranteed Delivery Procedures" of the Prospectus, dated August __, 1995 (the "Prospectus"), and in Instruction 2 to the Letter of Transmittal. Any Holder who wishes to tender Initial Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Any Holder providing this Notice of Guaranteed Delivery must also execute and deliver a Letter of Transmittal at the time of the tender of the Initial Notes. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

By Mail:                                 By Overnight Courier:

IBJ Schroder Bank & Trust Company        IBJ Schroder Bank & Trust Company
P.O.Box 84                               One State Street
Bowling Green Station                    New York, New York  10274-0084
New York, New York  10274-0084           Attention: Securities Processing Window
Attention: Reorganization Operations     Subcellar One, (SC-1)
           Department

By Hand:                                 By Facsimile:

IBJ Schroder Bank & Trust Company        (212) 858-2611
One State Street
New York, New York  10274-0084           Confirm by telephone:
Attention: Securities Processing Window,
Subcellar One, (SC-1)                    (212) 858-2103

      (Originals of all documents sent by facsimile should be sent promptly by hand, overnight courier or registered or certified mail.)

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the principal amount of Initial Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the Initial Notes listed below:


===========================================================================================================
      Certificate Number(s)                Aggregate Principal Amount            Aggregate Principal Amount
           (if known)                       at Maturity Represented                 at Maturity Tendered

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================


                                               SIGN HERE

Name of Holder:               _____________________________________

Signature(s):                 _____________________________________

Name(s) (please print):       _____________________________________

Title:                        _____________________________________

Capacity:                     _____________________________________

Address:                      _____________________________________

                              _____________________________________

Telephone Number:             _____________________________________

Date: _____________________________________________________________

                                   GUARANTEE

                    (Not to be used for signature guaranty)

        The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or which is a commercial bank or trust company having an office or correspondent in the United States, or which is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and a participant in the Security Transfer Medallion Program guarantees deposit with the Exchange Agent of the Initial Notes tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, on the fourth business day following the date of delivery of this Notice of Guaranteed Delivery.

                                          SIGN HERE

                          Name of Firm:

                          ____________________________________
                          Authorized Signature:

                          ____________________________________
                          Name (please print):

                          Address:

                          ____________________________________

                          ____________________________________

                          ____________________________________

                          Telephone number: __________________

                          Date: ______________________________

DO NOT SEND NOTES WITH THIS FORM, ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

        1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents is at the election and risk of the Holder. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that a Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

        2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Initial Notes referred to herein, the signature must correspond with the name(s) written on the face of the Initial Notes without alteration, enlargement, or any change whatsoever.

        If any of the to be tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Notice of Guaranteed Delivery. If any Initial Notes to be tendered are held in different names on several Initial Notes, it will be necessary to complete, sign, and submit as many separate copies of the Notice of Guaranteed Delivery documents as there are names in which the Initial Notes are held.

        If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Initial Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder(s), with the signature thereon guaranteed by an Eligible Institution.

        If this Notice of Guaranteed Delivery or any endorsement, bond power, power of attorney or any other document required by this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company, in its sole discretion, of such person's authority to so act must be submitted.

        3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders must also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.